drives us… What …is our passionate pursuit of improving patients’ lives. ENDO PHARMACEUTICALS FBR Growth Investor Conference May 31, 2006 Exhibit 99.1

© 2006 Endo Pharmaceuticals
What drives us…
Forward-Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company’s possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,”
“anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company’s pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company’s ability to successfully develop, commercialize and market new products; results of clinical trials on new products;
competition for the business of the Company’s branded and generic products, and in connection with the Company’s acquisition of rights to intellectual property assets; market acceptance of the Company’s future products; government regulation of the pharmaceutical industry; the
Company’s dependence on a small number of products; the Company’s dependence on outside manufacturers for the manufacture of its products;
the Company’s dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company’s use of narcotics in most of its core products; the Company’s exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company’s ability to protect its proprietary technology; the Company’s ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company’s products and products in development; the availability of third-party reimbursement for the Company’s products; the Company’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo’s filings with the Securities and Exchange Commission, including its
Registration Statement on Form S-3 filed with the SEC on March 21, 2006. Readers should evaluate any statement in light of these important factors.

© 2006 Endo Pharmaceuticals
What drives us…
Endo Profile
Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas
Well-developed commercial capability:
Portfolio of branded prescription products including Lidoderm
®
, Frova
®
and Percocet
®
Promising pipeline, with seven mid- to late-stage products
Action letters expected on oxymorphone ER and IR June 22, 2006
Strong cash flow and no debt

For the Neuropathic
Pain of Postherpetic
Neuralgia (PHN)
Stick it to
localized
pain
Lidoderm
LIDOCAINE PATCH 5%

ENDO PHARMACEUTICALS

© 2006 Endo Pharmaceuticals
What drives us…
Lidoderm ® Profile
Topical patch launched in 1999
Covered by five Orange Book-
listed patents through 2015
First FDA-approved drug for the
treatment of the pain of post-
herpetic neuralgia, a form of
neuropathic pain
Provides analgesia (without
anesthesia) directly to the affected
nerves

Frova.
frovatriptan succinate
2.5mg Tablets
Takes it away and keeps it away

ENDO
PHARMACEUTICALS

© 2006 Endo Pharmaceuticals
What drives us…
Frova ® Profile
Triptan indicated for acute treatment of
migraine headaches in adults
Commercial strategy to implement
marketing, education and clinical plan to
differentiate Frova ® in the marketplace
Low recurrence rate
Long half-life
Target specialty physician audience
Focus on neurologists, pain
management specialists
Leverage existing coverage of high
prescribers
Create advocacy base among thought
leaders
Phase III development completed for
Menstrual Migraine prophylaxis indication
by partner Vernalis plc

© 2006 Endo Pharmaceuticals
What drives us…
Substantial Pipeline Opportunities
FDA-Approved Synera™
(2)
Transdermal sufentanil patch
(3)
Topical ketoprofen patch
(3)
Rapinyl™
(3)
Selected Endo Development Projects
PDUFA date June 22, 2006 Oxymorphone ER
(1)
and IR
Status Filed
(1)
Co-developed
(2)
Licensed marketing rights
(3)
Licensed marketing and development rights
LidoPAIN
®
BP
(2)
and CHRONOGESIC™
(2)
Partner development projects include Frova (Menstrual Migraine)
(2)
,
®

© 2006 Endo Pharmaceuticals
What drives us…
Topical, local anesthetic patch indicated for use in
children and adults to numb the skin before various
medical procedures; e.g., blood draws or IV cannulation
Thin layer of local anesthetic formulation integrated with
an oxygen-activated heating element
Exclusive N. American rights licensed from ZARS Pharma
Market Need Addressed:
Hospitalized pediatric patients
Anticipated benefits include:
•
Fast onset of action
•
Ease of administration
Status:
FDA approval in June 2005
•
Safety and efficacy demonstrated in more than 660
pediatric (aged 3-17 years) and adult patients
undergoing superficial dermatological procedures
Anticipated launch in second half of 2006
Pediatric immunization studies planned
Description / Indication:
Synera™ Profile

© 2006 Endo Pharmaceuticals
What drives us…
Oral oxymorphone hydrochloride in extended (ER)
and immediate (IR) release formulations
Intended to treat moderate-to-severe pain
IR a complementary treatment to ER for
breakthrough pain
Market Need Addressed:
Will compete in the strong opioid market
We believe that oxymorphone ER will provide
equivalent analgesia with only half the milligram
dosage of OxyContin
Convenience of twice-daily dosing
Status: FDA “Approvable Letters” received 10/03
Positive results in Phase III trials for ER and IR
conducted with FDA agreed-upon endpoints
•
PDUFA date June 22, 2006
Description / Indications:
Oxymorphone ER / IR Profile

© 2006 Endo Pharmaceuticals
What drives us…
Oxymorphone ER Development Program
FDA has accepted one clinical trial as pivotal proof of efficacy
Two additional clinical trials conducted to file at least one additional pivotal trial
First positive 12-week double-blind, placebo-controlled trials ever conducted with an opioid in chronic low back pain patients
–
One trial (under SPA) in opioid-naïve patients
–
One trial in opioid-experienced patients
Efficacy data from these additional trials presented at APS Annual
Meeting, May 3-6, in San Antonio, Texas

© 2006 Endo Pharmaceuticals
What drives us…
Oxymorphone ER Data from APS 2006
Conclusions from ER studies:
Patients titrated to effective, well-tolerated dose had pain level maintained effectively at same dose level for three months
Statistically significant reduction in average pain intensity compared to placebo (p<0.0001)
Both trials met all of their secondary endpoints
Low drop-out rate due to AEs in treatment periods in both trials:
–
Opioid-naïve (8.6% treated group vs. 8.0% placebo)
–
Opioid-experienced (10% treated group vs. 11% placebo)

© 2006 Endo Pharmaceuticals
What drives us…
Frova ® Clinical Development in MM
Two double-blind, placebo-controlled studies in Menstrual Migraine (“MM”)
prophylaxis; long-term open-label safety & tolerance study
Frova
®
taken for six days, starting two days prior to onset of expected MM headache
Primary efficacy endpoint: reduction in the incidence of MM headache
(statistical and clinical significance achieved in both trials)
p<0.0001 to p < 0.01 (vs. placebo)
Secondary endpoints also achieved - reduction in severity and duration of
MM headache
Results of first Phase III efficacy trial published in July 2004
Neurology
Positive confirmatory Phase III efficacy study announced May 8, 2006
Expect to file sNDA in coming weeks

© 2006 Endo Pharmaceuticals
What drives us…
Key Milestones for 2006
File sNDA for Frova
®
in MM prophylaxis                         Coming weeks
Initiate Phase III trials for topical ketoprofen patch
1st
Half
Launch oxymorphone ER and IR
2nd
Half
Launch Synera™
2nd
Half
Advance pipeline development Ongoing
Acquire / in-license opportunities in pain and
complementary areas such as neurology,
perioperative care and supportive care oncology Ongoing
Building a solid platform for sustainable growth:
st
nd
nd

© 2006 Endo Pharmaceuticals
What drives us…
Summary
Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas
Well-developed commercial capability:
Broadest and deepest pipeline in the pain management arena
Strong financial condition

drives us… What …is our passionate pursuit of improving patients’ lives. ENDO PHARMACEUTICALS Nasdaq: ENDP